Exhibit 10.25

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), is dated as of May 29, 2020, by and among the lenders identified on the signature pages hereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”), ENCINA BUSINESS CREDIT, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), and HYDROFARM, LLC, a California limited liability company, SUNBLASTER LLC, a Delaware limited liability company, SUNBLASTER HOLDINGS ULC, a British Columbia unlimited liability company, and EDDI’S WHOLESALE GARDEN SUPPLIES LTD., a British Columbia company and HYDROFARM CANADA, LLC, a Delaware limited liability company (each a "Borrower" and collectively the "Borrowers"), and HYDROFARM HOLDINGS LLC, a Delaware limited liability company (“Holdings”), and EHH HOLDINGS, LLC a Delaware limited liability company (“EHH”) (Holdings and EHH each a “Loan Party Obligor” and collectively the “Loan Party Obligors”).

WITNESSETH:

WHEREAS, Borrowers, Loan Party Obligors, Lenders and Agent are parties to that certain Loan and Security Agreement, dated as of July 11, 2019 ( the “Original Loan Agreement”);

WHERAS, the Original Loan Agreement was amended pursuant to that certain First Amendment to Loan and Security Agreement dated as of October 15, 2019 (the “First Amendment”), that certain Second Amendment to Loan and Security Agreement dated as of November 26, 2019 (the “Second Amendment”) and certain Second Amendment to Loan and Security Agreement dated as of April 3, 2020 (the “Third Amendment”);

WHEREAS, Borrowers and Loan Party Obligors have requested that Agent and the Lenders agree to further amend the Original Loan Agreement as amended by the First Amendment, the Second Amendment and the Third Amendment (the “Loan Agreement”) as set forth in this Amendment; and

WHEREAS, Agent and the Lenders agree to amend the Loan Agreement, in each case, subject to the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Loan Agreement, as amended hereby.

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SECTION 2. Amendments.

(a) Upon the Fourth Amendment Effective Date, the following definitions are hereby added to Section 1.1 of the Loan Agreement in a manner that maintains alphabetical order:

“‘Fourth Amendment Effective Date” means May 29, 2020.”

“PPP Disbursement Account” means a segregated deposit account owned by the Loan Party receiving a PPP Loan, which account shall be a Restricted Account and not subject an account control agreement or similar agreement or otherwise subject to any sweep arrangement or required application of funds to payment of the Obligations.

“PPP Legislation” means the SBA’s Paycheck Protection Program created under Title 1 of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) (Pub. L. No. 116-136 (H.R. 748)) (as in effect on the Amendment No. 7 Effective Date (including, without limitation, rules, regulations and official interpretations disseminated as of the Amendment No. 7

Effective Date)).

“PPP Lender” means any Person that is authorized under the PPP Legislation to make, and actually makes, a PPP Loan to one or more Loan Parties pursuant to the PPP Legislation.

“PPP Loan” means a loan made by a PPP Lender to one or more Loan Parties under the PPP Legislation.

“SBA” means the U.S. Small Business Administration

(b) The definition of “EBITDA” set forth in Section 1.1 of the Loan Agreement is hereby amended to insert a new sentence at the end of such definition to read in its entirety as follows:

Notwithstanding anything to the contrary set forth herein, no income related to any forgiveness of indebtedness of any of Holdings, the Borrowers or any of their Subsidiaries (including any PPP Loan) shall be included in the calculation of “Net Income” or “EBITDA” with respect to any period.

(c) The definition of “Interest Expense” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

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"Interest Expense" means, for any period for which the amount thereof is to be determined, the consolidated interest expense of Holdings, the Borrowers and their Subsidiaries, including (i) all interest on Indebtedness (including imputed interest related to Capital Leases); provided, with respect to the PPP Loan, so long as forgiveness of any portion of the PPP Loan has not been denied or is no longer available due to the failure to timely submit documentation necessary to qualify for contingent forgiveness under the PPP Legislation, such portion shall be disregarded for purposes of calculating Interest Expense under subsection (a) of the definition of Fixed Charges (it being further understood and agreed that on and after the date that is six (6) months following the closing date of the PPP Loan (or such later date as agreed to in writing byAgent in its reasonable discretion) Interest Expense for purposes of subsection (a) of the definition of Fixed Charges will be deemed to include all Interest Expense scheduled to be paid by the Loan Parties in respect of the PPP Loan that remains outstanding (excluding any portion of the PPP Loan (x) that has been actually forgiven pursuant to the PPP Legislation or (y) for which forgiveness has not been denied and the Loan Parties reasonably expect in good faith to be forgiven pursuant to the PPP Legislation), (ii) all amortization of debt discount and expense, (iii) all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers’ acceptances and (iv) Swap Obligations of such Person and its Subsidiaries, to the extent required to be reflected on the income statement of such Person on a consolidated basis in accordance with GAAP.

(d) The definition of “Permitted Indebtedness” set forth in Section 1.1 of the Loan Agreement is hereby amended to delete “and” before subclause (r) and replace it with a “;” and add “and” after subclause (r) and insert a subclause (s) at the end of such definition to read in its entirety as follow:

(s) unsecured Indebtedness in respect of a PPP Loan made to one or more of the Loan Parties under the PPP Legislation in an aggregate principal amount not to exceed $3,273,627 (but for the avoidance of doubt, not any refinancing thereof)

(e) Section 7.15(a) of the Loan Agreement is hereby amended to insert a new proviso at the end of such subsection to read in its entirety as follows:

provided; solely with respect to the annual financial statements for fiscal year ended December 31, 2019, such financial statement shall be delivered by June 30, 2020, including a copy of the consolidated and consolidating audited financial statements, including balance sheet, related statements of operations, and statements of cash flows, of Holdings, the Borrowers and their Subsidiaries for such fiscal year, with comparative figures for the preceding fiscal year, prepared in accordance with GAAP, certified without qualification or exception by a nationally recognized auditor that is not subject to qualification as to “going concern” or the scope of such audit other than solely with respect to, or resulting solely from, an upcoming maturity date under the Term Loans, accompanied by a certificate of a Responsible Officer of the Borrower Agent which shall state, in the name and on behalf of the Borrower Representative, that said financial statements are complete and correct in all material respects and fairly present the financial condition and results of operations of Holdings, the Borrowers and their Subsidiaries in accordance with GAAP for such period.

(f)       Article VII of the Loan Agreement is hereby amended to insert a new Section 7.33 in the appropriate numerical location therein to read in its entirety as follows:

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7.33. PPP Loans.

(a) The Loan Parties shall (i) cause all proceeds of the PPP Loan to be deposited into the PPP Disbursement Account, (ii) not cause any other cash orcash equivalents to be deposited into the PPP Disbursement Account, and (iii) use the proceeds of the PPP Loan exclusively for, and withdraw funds from the PPP Disbursement Account exclusively for, eligible purposes under the PPP Legislation.

(b) The Loan Parties shall comply in all material respects with the terms of the PPP Legislation, the terms of the PPP Loan and the terms of any promissory note, loan agreement or other similar agreement or instrument entered into in respect of the PPP Loan.

(c) [Reserved].

(d) The Loan Parties shall, not less than two (2) Business Days following the submission of an application for forgiveness of a PPP Loan, deliver a copy of such application to the Agent, and (ii) within two Business Days following receipt or delivery of any correspondence, notice or other written information from or to any PPP Lender or the SBA, deliver a copy of such correspondence to the Agent, notice or other written information.

(e) No Loan Party shall amend, modify or otherwise change any of the provisions of the PPP Loan or of any instrument or agreement relating to the PPP Loan if such amendment, modification or change would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, the PPP Loan, would increase the interest rate applicable to the PPP Loan, would add any covenant or event of default or would otherwise be adverse to the Lenders in any respect.

(f) Other than (i) as a result of the forgiveness of the PPP Loan by the PPP Lender in accordance with the PPP Legislation, (ii) pursuant to the terms of the promissory note and other documents, if any, evidencing the PPP Loan, or (iii) repayment of the PPP Loan in full or in part if the Loan Parties determine that repayment is necessary to comply with the PPP Legislation or otherwise to comply with applicable law, no Loan Party shall make any voluntary or optional payment, prepayment, redemption, defeasance, sinking fund payment or other acquisition for value of the PPP Loan, or refund, refinance, replace or exchange any other Indebtedness for the PPP Loan.

(g) Clause (c)(i) of Section 11.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(i) If any Loan Party or any Other Obligor defaults in the due observance or performance of any covenant, condition or agreement contained in Section 5.2, 6.1, 6.6, 6.7, 7.2 (limited to the last sentence of Section 7.2), 7.3, 7.7, 7.8, 7.11(c),7.13, 7.14, 7.15, 7.23, 7.25, 7.26, 7.27, 7.30, 7.31, 7.32, 7.33, 8 or 9; or

SECTION 3. Representations, Warranties and Covenants of Each of Borrower and each Loan Party Obligor. Each Borrower and Loan Party Obligors represents and warrants to the Lenders and Agent and agrees that:

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(a) the representations and warranties contained in the Loan Agreement (as amended hereby) and the other outstanding Loan Documents are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof, except (i) to the extent specifically made with regard to a particular date, and (ii) for such changes that are a result of any act or omission specifically permitted under the Loan Agreement (or under any Loan Document), or as otherwise specifically permitted by the Lenders;

(b) on the Fourth Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing;

(c) the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by each of Borrower and each Loan Party Obligor, and this Amendment is a legal, valid and binding obligation of each of Borrower and each Loan Party Obligor, enforceable against such Person in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

(d) the execution, delivery and performance of this Amendment do not conflict with or result in a breach by Borrower or any Loan Party Obligor of any term of any material contract, loan agreement, indenture or other agreement or instrument to which such Person is a party or is subject.

SECTION 4. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective (the “Fourth Amendment Effective Date”) upon satisfaction of each of the following conditions:

(a) Each of Borrower, the Loan Party Obligors, the Lenders and Agent shall have executed and delivered to the Agent this Amendment and such other documents as the Agent may reasonably request;

(b) All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for the Agent; and

(c) The Amendment No. 7 Effective Date shall have occurred contemporaneously with respect to the Term Loan.

SECTION 6. Costs and Expenses. Borrower hereby affirms its obligation under the Loan Agreement to reimburse the Agent for all fees and expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, but not limited to, the internal and external attorneys’ fees and expenses of attorneys for the Agent with respect thereto.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUCTED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

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SECTION 8. Effect of Amendment; Reaffirmation of Loan Documents. (a) Nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan Agreement or the other outstanding Loan Documents other than as expressly set forth herein. The Loan Agreement (as amended hereby) and each of the other outstanding Loan Documents remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects. Borrower and the Loan Party Obligors hereby further ratify and reaffirm the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Loan Agreement or any other Loan Document to the Agent on behalf and for the benefit of the Lenders, as collateral security for the Obligations under the Loan Documents, in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such Obligations, continues to be and remain collateral for such obligations from and after the date hereof. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

(b) Execution of this Amendment by the Lenders and Agent (i) shall not constitute a waiver of any Default or Event of Default that may currently exist or hereafter arise under the Loan Agreement, (ii) shall not impair, modify, restrict or limit any right, power, privilege or remedy of the Lenders or Agent with respect to any Default or Event of Default that may now exist or hereafter arise under the Loan Agreement or any of the other Loan Documents, and (iii) shall not constitute any custom, course of dealing or other basis for altering any obligation of Borrower or any Loan Party Obligor or any right, power, privilege or remedy of the Lenders and Agent under the Loan Agreement or any of the other Loan Documents.

(c) The amendments, consents, modifications and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non- compliance with the Loan Agreement or any other Loan Document, nor operate as a waiver of any Default or Event of Default.

(d) This Amendment is a Loan Document.

(d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement and the Loan Documents as modified or amended hereby.

SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of any reference only and shall not constitute a part of this Amendment for any other purposes.

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SECTION 10. Release. EACH OF BORROWER AND THE LOAN PARTY OBLIGORS HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THEIR LIABILITY TOREPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDERS, AGENT, OR THEIR RESPECTIVE AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, MANAGERS, MEMBERS, EMPLOYEES OR ATTORNEYS. EACH OF BORROWER AND THE LOAN PARTY OBLIGORS HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDERS, AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, AND THEIR PREDECESSORS, AGENTS, MANAGERS, MEMBERS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH PARENT OR BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDERS, AGENT, OR THEIR RESPECTIVE PREDECESSORS, AGENTS, MANAGERS, MEMBERS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. EACH OF BORROWER AND THE LOAN PARTY OBLIGORS HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDERS, AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, AGENTS, MANAGERS, MEMBERS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO LENDERS’ OR AGENT’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF BORROWER OR ANY LOAN PARTY OBLIGOR TO LENDERS AND AGENT, WHICH OBLIGATIONS ARE EVIDENCED BY THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

SECTION 11. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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SECTION 12. Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written and is the final expression and agreement of the parties hereto with respect to the subject matter hereof

SECTION 13. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

LENDER:	ENCINA BUSINESS CREDIT SPV, LLC, a
Delaware limited liability company

	By:	/s/ Tracy Salyers
	Name:	Tracy Salyers
	Title:	Authorized Signatory

AGENT:	ENCINA BUSINESS CREDIT, LLC,
a Delaware limited liability company

	By:	/s/ Tracy Salyers
	Name:	Tracy Salyers
	Title:	Authorized Signatory

[Signature Pages Continue]

Signature Page to
FOURTH Amendment to Loan and Security Agreement

Borrowers:

HYDROFARM, LLC

By:	/s/ B. John Lindeman

Name:	B. John Lindeman

Its:	CFO

SUNBLASTER, LLC

By:	/s/ B. John Lindeman

Name:	B. John Lindeman

Its:	CFO

SUNBLASTER HOLDINGS, LLC

By:	/s/ B. John Lindeman

Name:	B. John Lindeman

Its:	CFO

EDDI’S WHOLESALE GARDEN SUPPLIES LTD.

By:	/s/ B. John Lindeman

Name:	B. John Lindeman

Its:	CFO

HYDROFARM CANADA, LLC

By:	/s/ B. John Lindeman

Name:	B. John Lindeman

Its:	CFO

Loan Party Obligors:

EHH HOLDINGS, LLC

By:	/s/ B. John Lindeman

Name:	B. John Lindeman

Its:	CFO

HYDROFARM HOLDINGS, LLC

By:	/s/ B. John Lindeman

Name:	B. John Lindeman

Its:	CFO